UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

MIDDLEFIELD BANC CORP.

(Exact name of registrant as specified in its charter)

Ohio	001-36613	34-1585111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

15985 East High Street, Middlefield, Ohio 44062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 632-1666

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 (e)      Compensatory Arrangements of Certain Officers

On August 14, 2023, Middlefield Banc Corp. (“Middlefield”) entered into an amended and restated change in control agreement with Michael C. Ranttila, Chief Financial Officer, Treasurer and Executive Vice President of Middlefield, and Executive Vice President and Chief Financial Officer of The Middlefield Banking Company. The amended and restated change in control agreement replaces the August 19, 2019, change in control agreement that existed between Mr. Ranttila and Middlefield. The new change in control agreement provides that change-in-control benefits become payable if Mr. Ranttila’s employment is terminated involuntarily but without cause or voluntarily for good reason within 24 months after a change in control of Middlefield. The amount of the change-in-control benefit is 2.5 times Mr. Ranttila’s annual compensation. The change in control agreement also provides that if Mr. Ranttila’s employment terminates within 24 months following a change in control Mr. Ranttila will be entitled to continued life, health, and disability insurance coverage for two years following termination or, if earlier, until Mr. Ranttila becomes employed by another employer. Under certain circumstances Mr. Ranttila may receive this insurance benefit in a lump sum payment equal to the present value of Middlefield’s projected cost to maintain that insurance benefit had Mr. Ranttila’s employment not been terminated. Middlefield has also agreed to pay up to $400,000 of legal fees incurred by Mr. Ranttila associated with the enforcement of his right to benefits under the change in control agreement.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99	Change in Control Agreement between Middlefield Banc Corp. and Michael C. Ranttila

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIDDLEFIELD BANC CORP.

August 15, 2023	By:	/s/ James R. Heslop, II
James R. Heslop, II
Chief Executive Officer